=================================================================

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                         March 9, 2001
-----------------------------------------------------------------
        Date of Report (Date of earliest event reported)


                  Independent Bankshares, Inc.
-----------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


       Texas                0-10196                 75-1717279
----------------------     --------------          -------------
 (State of Other          (Commission             (I.R.S. Employer
  Jurisdiction of          File Number)           Identification No.)
   Incorporation)

      547 Chestnut Street
        P.O. Box 3296
        Abilene, Texas                                 79604
---------------------------------------           --------------
(Address of principal executive offices)             (Zip Code)


                         (915) 677-5550
-----------------------------------------------------------------
      (Registrant's telephone number, including area code)


                         Not Applicable
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)



=================================================================

ITEM 2.   Acquisition or Disposition of Assets

     On March 9, 2001, State National Bank of West Texas, Abilene, Texas, the Company's subsidiary bank (formerly First State Bank, National Association, Abilene, Texas) (the "Abilene Bank"), was merged with and into State National Bank of West Texas, a national banking association (the "Lubbock Bank") and wholly owned subsidiary of State National Bancshares, Inc. of Delaware ("State National - Delaware"). The Lubbock Bank continued as the surviving entity in the merger. Immediately after the merger, State National - Delaware, a wholly owned subsidiary of State National Bancshares, Inc. ("State National"), and the owner of all of the common stock of Independent Bankshares, Inc. (the "Company"), contributed to the Company and the Company, in turn, contributed to Independent Financial Corp., its wholly owned subsidiary ("Independent Financial"), all of the capital stock of the Lubbock Bank. The result of the transaction was that the Abilene Bank was merged into the Lubbock Bank, which became an indirect wholly owned subsidiary of the Company. There was no merger consideration paid as, prior to the transactions, the Abilene Bank and the Lubbock Bank were both direct or indirect subsidiaries of State National.

     The Lubbock Bank is a community bank that offers interest and noninterest-bearing depository accounts, and makes consumer and commercial loans. At March 9, 2001, the Lubbock Bank had total assets of $217,205,000, total deposits of $196,809,000, total loans, net of unearned income, of $116,523,000 and stockholder's equity of $19,086,000. At March 9, 2001, the Abilene Bank had total assets of $479,870,000, total deposits of $398,345,000, total loans, net of unearned income, of $231,458,000 and stockholder's equity of $74,756,000.

     As stated above, there are parent-subsidiary relationships among State National, State National - Delaware, the Company, Independent Financial, the Abilene Bank and the Lubbock Bank. Further, there are common directors and officers among the above-named entities. The common directors and officers are Rick Calhoon (Director of State National and the Company), Jack Cardwell (Director of State National and the Company), Don Cosby (Director of State National, State National - Delaware, the Company, Independent Financial, the Abilene Bank and the Lubbock Bank; Executive Vice President and Chief Financial Officer of State National; President of State National - Delaware; Executive Vice President of the Company; and President of Independent Financial), Randal Crosswhite (Director of the Company and the Abilene Bank, Chief Financial Officer and Secretary of the Company; and Executive Vice President and Chief Financial Officer of the Abilene Bank), Gary Fletcher (Director of State National, the Company and the Lubbock Bank), David Kirk (Director of State National, the Company, the Abilene Bank and the Lubbock Bank), Tom Nichols (Chairman of the Board and Chief Executive Officer of State National, the Abilene Bank and the Lubbock Bank and Chairman of the Board of the Company), Ronald Simpson (Director of the Company and Director and President of the Abilene Bank) and Bryan Stephenson (Director and President and Chief Executive Officer of the Company and Director and Vice Chairman the Abilene
Bank).

ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          As permitted by Form 8-K, the required historical financial statements required by Regulation S-X of the Securities and Exchange Commission will be filed by an amendment to this Form 8-K no later than May 22, 2001.

     (b)  Pro Forma Financial Information.

          As permitted by Form 8-K, the required pro forma financial information statements required by Regulation
          S-X of the Securities and Exchange Commission will be filed by an amendment to this Form 8-K no later than May 22, 2001.

     (c)  Exhibits

          Exhibit No.         Document Description
          -----------         --------------------

          2.1 Agreement and Plan of Merger dated February 21, 2001, but effective March 9, 2001, between State National Bank of West Texas and State National Bank of West Texas, Abilene, Texas.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INDEPENDENT BANKSHARES, INC.



Date: March 23, 2001          By:  /s/ Randal N. Crosswhite
                                   -----------------------------
                                   Randal N. Crosswhite
                                   Chief Financial Officer

                          EXHIBIT INDEX
                          -------------



Exhibit No.         Document Description
-----------         --------------------

    2.1        Agreement and Plan of Merger dated February 21,
               2001, but effective March 9, 2001, between State
               National Bank of West Texas, and State National
               Bank of West Texas, Abilene, Texas.